SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2005

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16533                  63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                         35209
(Address of Principal Executive Office )                       (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))


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Item 7.01     Regulation FD Disclosure

     On July 13, 2005, ProAssurance Corporation and NCRIC Group, Inc. jointly announced that the District of Columbia Department of Insurance, Securities and Banking ("DISB") has approved the proposed acquisition of NCRIC, Inc., the insurance subsidiary of NCRIC Group, as part of ProAssurance's proposed acquisition of NCRIC Group. This acquisition is taking place pursuant to a merger agreement dated February 28, 2005.


Item 9.01     Financial Statements and Exhibits

     Exhibit 99.1 - News release dated July 13, 2005

We are furnishing the exhbit to this Form 8-K in accordance with item 7.01, Regulation FD Disclosure. The exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 13, 2005



                                          PROASSURANCE CORPORATION



                                          By:  /s/ Howard H. Friedman
                                          --------------------------------------
                                                   Howard H. Friedman
                                                   Corporate Secretary


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